Exhibit 10(f)

Schedule of Executive Officers who are Parties

to the Amended and Restated Severance Agreements in the Forms Filed as

Exhibit 10(e) to the Company’s Annual Report on Form 10-K

For the Fiscal Year Ended December 31, 2010

Form A of Severance Agreement

Christopher M. Connor

John G. Morikis

Sean P. Hennessy

Form B of Severance Agreement

Robert J. Davisson

George E. Heath

Thomas E. Hopkins

Timothy A. Knight

Steven J. Oberfeld

Thomas W. Seitz

Louis E. Stellato

Robert J. Wells

Form C of Severance Pay Agreement

Allen J. Mistysyn